Exhibit 10.23

AWARD TERMS OF
OPTIONS GRANTED UNDER THE
DUPONT EQUITY AND INCENTIVE PLAN
FOR GRANTEES LOCATED IN THE U.S.

Introduction
You have been granted stock options under the E. I. du Pont de Nemours and Company Equity and Incentive Plan (“Plan”), subject to the following Award Terms. This grant is also subject to the terms of the Plan, which is hereby incorporated by reference. However, to the extent that an Award Term conflicts with the Plan, the Plan shall govern.

Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in these Award Terms, including any appendices to these Award Terms (hereinafter, collectively referred to as the “Agreement”).    A copy of the Plan, and other Plan-related materials, such as the Plan prospectus, are available at:

https://inside.dupont.com/hrglobal/Pages/HRD/Long-Term-Incentive.aspx

Grant Award

Acceptance
You must expressly accept the terms and conditions of your Award as set forth in this Agreement. To accept, log on to Merrill Lynch Benefits OnLine at www.benefits.ml.com, select Equity Plan > Grant Information > Pending Acceptance.

IF YOU DO NOT ACCEPT YOUR AWARD IN THE MANNER INSTRUCTED BY THE COMPANY, YOUR AWARD WILL BE SUBJECT TO CANCELLATION.

Date of Grant    February 2, 2017 (“Date of Grant”) Type of Options    Non-qualified stock options (“Options”) Exercise Price    $76.17

Expiration Date	The Options will expire no later than February 1, 2027, or two years after the date of your death if earlier. However, the Options may expire sooner. Please refer to “Termination of Employment” below.

Vesting Schedule	One-third (1/3) of the Options (rounded to a whole number of shares) will become exercisable on February 2, 2018.

One-third (1/3) of the Options (rounded to a whole number of shares) will become exercisable on February 2, 2019.

The remaining Options will become exercisable on February 2, 2020.

Termination
of Employment

Under 55/10 Rule
If you terminate employment after attainment of age 55 with at least 10 years of service and either (i) you are an active employee for six months following the Date of Grant or (ii) you have been notified by the Company or, if different, your employer (the “Employer”), that your employment with the Company or Employer will terminate because of either lack of work or divestiture to an entity less than 50% owned by DuPont, the Options will be exercisable through the Expiration Date set forth above. After that date, any unexercised Options will expire. Any unvested Options as of the date of termination will continue to vest in accordance with the Vesting Schedule set forth above.

Due to Lack of Work, Divestiture to Entity Less Than 50% Owned by DuPont, or Disability
The Options will be exercisable through the date that is one year after the date of your termination of employment, or, if earlier, the Expiration Date set forth above. After that date, any unexercised Options will expire.
Any unvested Options as of the date of termination will continue to vest in accordance with the Vesting Schedule set forth above.

Due to Death
The Options will be exercisable through the date that is two years after the date of your termination of employment or, if earlier, the Expiration Date set forth above. After that date, any unexercised Options will expire. Any unvested Options as of the date of termination will be automatically vested.

Due to Any Other Reason (such as voluntary termination)	Options must be exercised by the date on which you terminate employment.

Restricted Conduct    If you engage in any of the restricted conduct described in subparagraphs
(i) through (iv) below for any reason, in addition to all other remedies in law and/or equity available to the Company: (1) you shall forfeit all Options (whether or not vested) and shall immediately pay to the Company, with respect to previously exercised Options, an amount equal to (x) the per share Fair Market Value of the Stock on the date on which the Stock was issued with respect to the applicable previously exercised Options times (y) the number of shares of Stock underlying such previously exercised Options, without regard to any Tax-Related Items (as defined below) that may have been deducted from such amount; (2)
the Company shall be entitled to monetary damages incurred as a result of such conduct; (3) the Company shall be entitled to injunctions, both preliminary and permanent, enjoining or restraining such conduct; and
(4) the Company shall be entitled to all reasonable sums and costs, including attorneys’ fees, incurred to defend or enforce the provisions of this Agreement.

For purposes of subparagraphs (i) through (v) below, “Company” shall mean E. I. du Pont de Nemours and Company and/or any of its Subsidiaries or Affiliates that have employed you or retained your services.

(i)Non-Disclosure of Confidential Information & Trade Secrets. During the course of your employment with the Company and thereafter, you shall not use or disclose, except on behalf of the Company and pursuant to the Company’s directions, any Company Confidential Information or Trade Secrets. Confidential Information and Trade Secrets are items of information relating to the Company, its products, services, customers, and employees that are of great competitive value to the Company, which have been or will be disclosed to you or of which you have or will become aware as a consequence of your relationship with the Company, which are not generally known or available to the general public or the Company’s competitors, and which have been developed, compiled, or acquired by the Company at its great effort and expense. “Confidential Information” includes, but is not limited to: (a) financial and business information, such as information with respect to costs, commissions, fees, profits, sales, sales margins, capital structure, operating results, borrowing arrangements, strategies and plans for future business, pending projects and proposals, and potential acquisitions or divestitures; (b) product and technical information, such as new and innovative ideas, research and development projects, investigations, new business development, trademarks and brand names under development, sketches, plans, drawings, prototypes, methods, procedures, experimental and testing results, devices, machines, equipment, data processing programs, software, software codes, and computer models; (c) marketing information, such as new marketing ideas, strategies, initiatives, business plans, markets, and mailing lists; (d) customer and prospective customer information, such as the identity of the Company’s customers and prospective customers, their names, the names of representatives of the Company’s customers and prospective customers responsible for entering into contracts with the Company, the financial arrangements between the Company and its customers, the existence and terms of contracts with customers or any future contracts with customers or prospective customers, specific needs, requirements, and preferences of customers, and leads and referrals to certain prospective customers; and (e) personnel information, such as the identity and number of the Company’s other employees, consultants and contractors, their salaries, bonuses, benefits, skills, qualifications, and abilities (information in this item (e) is referred to as “Personnel Information”). In addition, Confidential Information shall include combinations, compilations, or aggregations of individual facts, components, or units of information that are in whole or in part publicly known, unless such combination, compilation, or aggregation of those facts is itself publicly known. “Trade Secrets” are items of Confidential Information that meet the requirements of applicable trade secret law. Confidential Information and Trade Secrets can be in any form, including, without limitation, oral, written, or machine readable, including electronic files.

(ii)Limited Use of Confidential Information and Trade Secrets. Notwithstanding any of the foregoing to the contrary, nothing in this Agreement prohibits Employee from filing a charge with or participating, testifying, or assisting in any investigation, hearing, whistleblowing proceeding, or other proceeding before any federal, state, or local government agency (e.g., EEOC, NLRB, SEC, etc.). In addition, under the federal Defend Trade Secrets Act of 2016, Employee shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that: (a) is made (i) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (b) is made to Employee’s attorney in relation to a lawsuit for retaliation against Employee for reporting a suspected violation of law; or (c) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.

(iii)Non-Solicitation of and Non-Interference with Employees. While you are employed by the Company and for a period of one (1) year after your employment ends, whether voluntarily or involuntarily, you shall not, either on your own account or on behalf of any other individual or entity, directly or indirectly solicit or induce any employee of the Company to work for any other individual or entity, or otherwise cause any employee of the Company to leave employment with or service to the Company or diminish his or her services to the Company. This restriction shall apply only to current employees of the Company and any former employees of the Company with whom you came into contact during your employment with the Company. For purposes of this Section, the term “current” with respect to employees of the Company refers to those individuals who are employed or associated with the Company at the time of their solicitation, hiring, or inducement to leave the Company.

(iv)Non-Solicitation and Non-Service of Customers. During your employment and for a period of one (1) year after your employment with the Company ends, whether voluntarily or involuntarily, you will not directly or indirectly solicit customers of the Company for the purpose of selling or providing any competing product or service offered by the Company for which you had responsibility during the two (2) years preceding your termination of employment with the Company. This restriction shall apply only to those customers of the Company: (a) with whom you had personal contact within the last one (1) year of your employment, or (b) about whom you learned Confidential Information or Trade Secrets during the last one (1) year of your employment with the
Company. For the purposes of this Section, the term “contact” means interaction between you and the customer or prospective customer that takes place to further the business relationship with, make sales to, or perform services for the customer on behalf of the Company.

(v)Non-Competition. During your employment and for a period of one (1) year after your employment with the Company ends, whether voluntarily or involuntarily, you will not, without the express written consent of the President of the Company or his or her designee, directly or indirectly perform the same or similar duties that you performed for the Company during the two (2) years preceding the termination of your employment, for any Competing Business. A “Competing Business,” as used in this Agreement, means any individual or entity that develops, manufactures, sells, and/or distributes a product or service that competes directly or indirectly with those products or services offered by the Company, and: (a) which Employee had responsibility for or worked with in the last two (2) years of Employee’s employment, or (b) about which Employee acquired knowledge of or access to Confidential Information and Trade Secrets in the last two (2) years of Employee’s employment. In recognition of the international nature of the Company’s business, which includes the sale of its products and services globally, this restriction shall apply to each state or territory of the United States of America, and each country of the world outside of the United States of America, in which the Employee was employed or had responsibility within the last two (2) years of Employee’s employment. Notwithstanding any of the foregoing to the contrary, if Employee is employed by the Company in Georgia, Louisiana, or South Dakota, then the geographic scope of this restriction is limited to the counties, municipalities, and/or parishes in which Employee worked for the Company, and all directly adjacent counties, municipalities, and/or parishes within the same state.

The restrictive periods set forth in this Restricted Conduct section shall not expire and shall be tolled during any period in which you are in violation of such restrictive periods; and therefore, such restrictive periods shall be extended for a period equal to the duration of your violations thereof.

You further acknowledge and agree that any breach, material or otherwise, of this Agreement or any other agreement between Company and you shall not excuse your performance under this Agreement, including your obligation to honor the restrictions set forth in this section.

You further agree that you will promptly disclose the existence of the post- employment restrictions contained herein to all subsequent employers and/or prospective employers until all such covenants have expired.

The Restricted Conduct set forth herein is in addition to, and not in place of, any contractual requirements that may govern your obligations to the Company during and after your employment.

Recoupment Policy	This Award shall be subject to the Company’s Incentive Compensation Clawback Policy (as it may be amended from time to time), the terms of which are incorporated herein by reference.

Repayment/

Forfeiture
Any benefits you may receive hereunder shall be subject to repayment or forfeiture as may be required to comply with the requirements of the U.S. Securities and Exchange Commission or any applicable law, including the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act, or any securities exchange on which the Stock is traded, as may be in effect from time to time.

Exercise Methods	There are four exercise methods from which to choose. Due to local legal requirements, not all methods are available in all countries.

Withholding
You acknowledge that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Plan and legally applicable to you (“Tax-Related Items”) in connection with any aspect of the Options, including, but not limited to, the grant, vesting or exercise of the Options, the subsequent sale of shares of Stock acquired pursuant to such exercise and the receipt of any dividends; and (2) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Options to reduce or eliminate your liability for Tax-Related Items or achieve any particular tax result. Further, if you are subject to Tax- Related Items in more than one jurisdiction, the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to any relevant taxable or tax withholding event, as applicable, you agree to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, you authorize the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax- Related Items by one or a combination of the following: (i) withholding from your wages or other cash compensation paid to you by the Company and/or the Employer; or (ii) withholding from proceeds of the sale of shares of Stock acquired upon exercise of the Options either through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf pursuant to this authorization without further consent).

Finally, you agree to pay to the Company or the Employer, any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of your participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the shares or the proceeds of the sale of shares of Stock, if you fail to comply with your obligations in connection with the Tax-Related Items

Non-transferability	You may not transfer these Options, except by will or laws of descent and distribution. The Options are exercisable during your lifetime only by you or your guardian or legal representative.

Severability
The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

Waiver
You acknowledge that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by you or any other participant.

Imposition of Other

Requirements
The Company reserves the right to impose other requirements on your participation in this Agreement, on the Options and on any shares of Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

AWARD TERMS OF
TIME-VESTED RESTRICTED STOCK UNITS GRANTED UNDER THE
DUPONT EQUITY AND INCENTIVE PLAN
FOR GRANTEES LOCATED IN THE U.S.

Introduction
You have been granted time-vested Restricted Stock Units under the E. I. du Pont de Nemours and Company Equity and Incentive Plan (“Plan”), subject to the following Award Terms. This grant is also subject to the terms of the Plan, which is hereby incorporated by reference. However, to the extent that an Award Term conflicts with the Plan, the Plan shall govern. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in these Award Terms, including any appendices to these Award Terms (hereinafter, collectively referred to as the “Agreement”).    A copy of the Plan, and other Plan-related materials, such as the Plan prospectus, are available at:

https://inside.dupont.com/hrglobal/Pages/HRD/Long-Term-Incentive.aspx

Grant Award

Acceptance
You must expressly accept the terms and conditions of your Award as set forth in this Agreement. To accept, log on to Merrill Lynch Benefits OnLine at www.benefits.ml.com, select Equity Plan > Grant Information > Pending Acceptance.

IF YOU DO NOT ACCEPT YOUR RESTRICTED STOCK UNITS IN THE MANNER INSTRUCTED BY THE COMPANY, YOUR RESTRICTED STOCK UNITS WILL BE SUBJECT TO CANCELLATION.

Date of Grant    February 2, 2017 (“Date of Grant”)

Type of Awards    Time-vested Restricted Stock Units

Dividend Equivalents Dividends payable on the shares represented by your Restricted Stock Units (including whole and fractional Restricted Stock Units) will be allocated to your account in the form of additional Restricted Stock Units (whole and fractional) based upon the closing Stock price on the date of the dividend payment.

Restricted Period You may not sell, gift, or otherwise transfer or dispose of any of the Restricted Stock Units during the “Restricted Period.” The Restricted Period commences on the Date of Grant and lapses as set forth herein.

On February 2, 2018, the Restricted Period will lapse with respect to one-third (1/3) of the Restricted Stock Units, including dividend equivalents (rounded to a whole number of units).

On February 2, 2019, the Restricted Period will lapse with respect to one-third (1/3) of the Restricted Stock Units, including dividend equivalents (rounded to a whole number of units).

On February 2, 2020, the Restricted Period will lapse with respect to the remaining Restricted Stock Units, including dividend equivalents.

Termination
of Employment

Under 55/10 Rule
If you terminate employment after attainment of age 55 with at least 10 years of service and either (i) you are an active employee for six months following the Date of Grant or (ii) you have been notified by the Company or, if different, your employer (the “Employer”), that your employment with the Company or Employer will terminate because of either lack of work or divestiture to an entity less than 50% owned by DuPont, the Restricted Stock Units will remain subject to the Restricted Period set forth above.

Due to Lack of Work, Divestiture to Entity Less Than 50% Owned by DuPont, Disability, or Death	The Restricted Period on all units will lapse.
Due to Any Other Reason (such as voluntary termination)	Restricted Stock Units that are subject to a Restricted Period will be forfeited.

Payment
Except in the case of termination due to lack of work, divestiture to an entity less than 50% owned by DuPont, disability or death, Restricted Stock Units shall be paid to you when the Restricted Period lapses in accordance with the schedule set forth under “Restricted Period.” In the case of termination due to lack of work, divestiture to an entity less than 50% owned by DuPont, disability or death, Restricted Stock Units shall be paid to you or your beneficiary (or estate if there is no beneficiary), as applicable, within sixty days of the date on which the Restricted Period lapses as a result of the termination. Restricted Stock Units are payable in one share of Stock for each whole unit and a cash payment for any fraction of a unit. The value of each fractional unit will be based on the average high and low prices of Stock as reported on the Composite Tape of the New York Stock Exchange as of the effective date of payment.

Code Section 409A
To the extent that an amount that is considered “nonqualified deferred compensation” subject to Code Section 409A (“deferred compensation”) is payable on account of your termination of employment, no amounts shall be paid hereunder on account thereof unless such termination of employment constitutes a “separation from service,” within the meaning of Code Section 409A. If you are a “specified employee,” within the meaning of Code Section 409A, no amount that is deferred compensation shall be paid or delivered, on account of your separation from service, earlier than the date that is six months after such separation from service. Amounts otherwise payable during that six-month period shall be paid on the date that is six months and one day after your separation from service.

The Restricted Stock Units are intended to be exempt from or compliant with Code Section 409A and the U.S. Treasury Regulations relating thereto so as not to subject you to the payment of additional taxes and interest under Code

Section 409A or other adverse tax consequences. In furtherance of this intent, the provisions of this Agreement will be interpreted, operated, and administered in a manner consistent with these intentions. The Committee may modify the terms of this Agreement, the Plan or both, without your consent, in the manner that the Committee may determine to be necessary or advisable in order to comply with Code Section 409A or to mitigate any additional tax, interest and/or penalties or other adverse tax consequences that may apply under Code Section 409A if compliance is not practical. This section does not create an obligation on the part of the Company to modify the terms of this Agreement or the Plan and does not guarantee that the Restricted Stock Units or the delivery of shares of Stock upon vesting/settlement of the Restricted Stock Units will not be subject to taxes, interest and penalties or any other adverse tax consequences under Code Section 409A. In no event whatsoever shall the Company be liable to any party for any additional tax, interest or penalties that may be imposed on you by Code Section 409A or any damages for failing to comply with Code Section 409A.

Restricted Conduct
If you engage in any of the restricted conduct described in subparagraphs (i) through (v) below for any reason, in addition to all other remedies in law and/or equity available to the Company: (1) you shall forfeit all Restricted Stock Units (whether or not vested) and shall immediately pay to the Company, with respect to previously vested Restricted Stock Units, a cash amount equal to the Fair Market Value of the Stock plus the cash payment for any fraction of a unit received, without regard to any Tax-Related Items (as defined below) that may have been deducted from such amount; (2) the Company shall be entitled to monetary damages incurred as a result of such conduct; (3) the Company shall be entitled to injunctions, both preliminary and permanent, enjoining or restraining such conduct; and (4) the Company shall be entitled to all reasonable sums and costs, including attorneys’ fees, incurred to defend or enforce the provisions of this Agreement.

For purposes of subparagraphs (i) through (v) below, “Company” shall mean E.
I. du Pont de Nemours and Company and/or any of its Subsidiaries or Affiliates that have employed you or retained your services.

(i)Non-Disclosure of Confidential Information & Trade Secrets. During the course of your employment with the Company and thereafter, you shall not use or disclose, except on behalf of the Company and pursuant to the Company’s directions, any Company Confidential Information or Trade Secrets. Confidential Information and Trade Secrets are items of information relating to the Company, its products, services, customers, and employees that are of great competitive value to the Company, which have been or will be disclosed to you or of which you have or will become aware as a consequence of your relationship with the Company, which are not generally known or available to the general public or the Company’s competitors, and which have been developed, compiled, or acquired by the Company at its great effort and expense. “Confidential Information” includes, but is not limited to: (a) financial and business information, such as information with respect to costs, commissions, fees, profits, sales, sales margins, capital structure, operating results, borrowing arrangements, strategies and plans for future business, pending projects and proposals, and potential acquisitions or divestitures; (b) product and technical information, such as new and innovative ideas, research and development projects, investigations, new business development, trademarks and brand names under development, sketches, plans, drawings, prototypes, methods, procedures, experimental and testing results, devices, machines, equipment, data processing programs, software, software codes, and computer models; (c) marketing information, such as new marketing ideas, strategies, initiatives, business plans, markets, and mailing lists; (d) customer and prospective customer information, such as the identity of the Company’s customers and prospective customers, their names, the names of representatives of the Company’s customers and prospective customers responsible for entering into contracts with the Company, the financial arrangements between the Company and its customers, the existence and terms of contracts with customers or any future contracts with customers or prospective customers, specific needs, requirements, and preferences of customers, and leads and referrals to certain prospective customers; and (e) personnel information, such as the identity and number of the Company’s other employees, consultants and contractors, their salaries, bonuses, benefits, skills, qualifications, and abilities (information in this item (e) is referred to as “Personnel Information”).

In addition, Confidential Information shall include combinations, compilations, or aggregations of individual facts, components, or units of information that are in whole or in part publicly known, unless such combination, compilation, or aggregation of those facts is itself publicly known. “Trade Secrets” are items of Confidential Information that meet the requirements of applicable trade secret law. Confidential Information and Trade Secrets can be in any form, including, without limitation, oral, written, or machine readable, including electronic files.

(ii)Limited Use of Confidential Information and Trade Secrets. Notwithstanding any of the foregoing to the contrary, nothing in this Agreement prohibits Employee from filing a charge with or participating, testifying, or assisting in any investigation, hearing, whistleblowing proceeding, or other proceeding before any federal, state, or local government agency (e.g., EEOC, NLRB, SEC, etc.). In addition, under the federal Defend Trade Secrets Act of 2016, Employee shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that: (a) is made (i) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (b) is made to Employee’s attorney in relation to a lawsuit for retaliation against Employee for reporting a suspected violation of law; or (c) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.

(iii)Non-Solicitation of and Non-Interference with Employees. While you are employed by the Company and for a period of one (1) year after your employment ends, whether voluntarily or involuntarily, you shall not, either on your own account or on behalf of any other individual or entity, directly or indirectly solicit or induce any employee of the Company to work for any other individual or entity, or otherwise cause any employee of the Company to leave employment with or service to the Company or diminish his or her services to the Company. This restriction shall apply only to current employees of the Company and any former employees of the Company with whom you came into contact during your employment with the Company. For purposes of this Section, the term “current” with respect to employees of the Company refers to those individuals who are employed or associated with the Company at the time of their solicitation, hiring, or inducement to leave the Company.

(iv)Non-Solicitation and Non-Service of Customers. During your employment and for a period of one (1) year after your employment with the Company ends, whether voluntarily or involuntarily, you will not directly or indirectly solicit customers of the Company for the purpose of selling or providing any competing product or service offered by the Company for which you had responsibility during the two (2) years preceding your termination of employment with the Company. This restriction shall apply only to those customers of the Company: (a) with whom you had personal contact within the last one (1) year of your employment, or (b) about whom you learned Confidential Information or Trade Secrets during the last one (1) year of your employment with the Company. For the purposes of this Section, the term
“contact” means interaction between you and the customer or prospective customer that takes place to further the business relationship with, make sales to, or perform services for the customer on behalf of the Company.

(v)Non-Competition. During your employment and for a period of one (1) year after your employment with the Company ends, whether voluntarily or involuntarily, you will not, without the express written consent of the President of the Company or his or her designee, directly or indirectly perform the same or similar duties that you performed for the Company during the two (2) years preceding the termination of your employment, for any Competing Business. A “Competing Business,” as used in this Agreement, means any individual or entity that develops, manufactures, sells, and/or distributes a product or service that competes directly or indirectly with those products or services offered by the Company, and: (a) which Employee had responsibility for or worked with in the last two (2) years of Employee’s employment, or (b) about which Employee acquired knowledge of or access to Confidential Information and Trade Secrets in the last two (2) years of Employee’s employment. In recognition of the international nature of the Company’s business, which includes the sale of its products and services globally, this restriction shall apply to each state or territory of the United States of America, and each country of the world outside of the United States of America, in which the Employee was employed or had responsibility within the last two (2) years of Employee’s employment. Notwithstanding any of the foregoing to the contrary, if Employee is employed by the Company in Georgia, Louisiana, or South Dakota, then the geographic scope of this restriction is limited to the counties, municipalities, and/or parishes in which Employee worked for the Company, and all directly adjacent counties, municipalities, and/or parishes within the same state.

The restrictive periods set forth in this Restricted Conduct section shall not expire and shall be tolled during any period in which you are in violation of such restrictive periods; and therefore, such restrictive periods shall be extended for a period equal to the duration of your violations thereof.

You further acknowledge and agree that any breach, material or otherwise, of this Agreement or any other agreement between Company and you shall not excuse your performance under this Agreement, including your obligation to honor the restrictions set forth in this section.

You further agree that you will promptly disclose the existence of the post- employment restrictions contained herein to all subsequent employers and/or prospective employers until all such covenants have expired.

The Restricted Conduct set forth herein is in addition to, and not in place of, any contractual requirements that may govern your obligations to the Company during and after your employment.

Recoupment Policy	This Award shall be subject to the Company’s Incentive Compensation Clawback Policy (as it may be amended from time to time), the terms of which are incorporated herein by reference.

Repayment/

Forfeiture
Any benefits you may receive hereunder shall be subject to repayment or forfeiture as may be required to comply with the requirements of the U.S. Securities and Exchange Commission or any applicable law, including the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act, or any securities exchange on which the Stock is traded, as may be in effect from time to time.

Deferral	If you are an officer of the Company, you may defer the settlement of this Award in accordance with the procedures established by the Company for that purpose.

Withholding
You acknowledge that the Company and/or your employer (the “Employer”) (1) make no representations or undertakings regarding the treatment of any income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Plan and legally applicable to you (“Tax-Related Items”) in connection with any aspect of the Restricted Stock Units, including, but not limited to, the grant, vesting or settlement of the Restricted Stock Units, the subsequent sale of shares of Stock acquired pursuant to such settlement and the receipt of any dividends and/or any dividend equivalents; and (2) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate your liability for Tax- Related Items or achieve any particular tax result. Further, if you are subject to Tax-Related Items in more than one jurisdiction, the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to any relevant taxable or tax withholding event, as applicable, you agree to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, you authorize the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (i) withholding from your wages or other cash compensation paid to you by the Company and/or the Employer; or (ii) withholding from proceeds of the sale of shares of Stock acquired upon settlement of the Restricted Stock Units either through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf pursuant to this authorization without further consent); or (iii) withholding in shares of Stock to be issued upon settlement of the Restricted Stock Units.

If the obligation for Tax-Related Items is satisfied by withholding in shares of Stock, for tax purposes, you are deemed to have been issued the full number of shares of Stock subject to the vested Restricted Stock Units, notwithstanding that a number of the shares of Stock are held back solely for the purpose of paying the Tax-Related Items.

Finally, you agree to pay to the Company or the Employer, any amount of Tax- Related Items that the Company or the Employer may be required to withhold or account for as a result of your participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the shares or the proceeds of the sale of shares of Stock, if you fail to comply with your obligations in connection with the Tax-Related Items.

Notwithstanding anything in this section to the contrary, to avoid a prohibited acceleration under Code Section 409A, if shares of Stock subject to the Restricted Stock Units will be withheld (or sold on your behalf) to satisfy any Tax Related Items arising prior to the date of settlement of the Restricted Stock Units for any portion of the Restricted Stock Units that is considered nonqualified deferred compensation subject to Code Section 409A, then the number of shares withheld (or sold on your behalf) shall not exceed the number of shares that equals the liability for Tax-Related Items.

Severability
The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

Waiver
You acknowledge that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by you or any other participant.

Imposition of Other

Requirements
The Company reserves the right to impose other requirements on your participation in this Agreement, on the Restricted Stock Units and on any shares of Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

AWARD TERMS OF
PERFORMANCE-BASED RESTRICTED STOCK UNITS GRANTED UNDER THE DUPONT EQUITY AND INCENTIVE PLAN
FOR GRANTEES LOCATED IN THE U.S.

Introduction
You have been granted performance-based Restricted Stock Units (“Units”) under the E. I. du Pont de Nemours and Company Equity and Incentive Plan (“Plan”), subject to the following Award Terms. This grant is also subject to the terms of the Plan, which is hereby incorporated by reference. However, to the extent that an Award Term conflicts with the Plan, the Plan shall govern. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in these Award Terms, including any appendices to these Award Terms (hereinafter, collectively referred to as the “Agreement”). A copy of the Plan, and other Plan-related materials, such as the Plan prospectus, are available at:

https://inside.dupont.com/hrglobal/Pages/HRD/Long-Term-Incentive.aspx

Grant Award

Acceptance
You must expressly accept the terms and conditions of your Award as set forth in this Agreement. To accept, log on to Merrill Lynch Benefits OnLine at www.benefits.ml.com, select Equity Plan > Grant Information > Pending Acceptance.

IF YOU DO NOT ACCEPT YOUR UNITS IN THE MANNER INSTRUCTED BY THE COMPANY, YOUR UNITS WILL BE SUBJECT TO CANCELLATION.

Date of Grant    February 2, 2017 (“Date of Grant”)

Type of Award    Units

Dividend Equivalents Dividends payable on the total number of shares represented by your Units (including whole and fractional Units) will be allocated to your account in the form of Units (whole and fractional) based upon the closing stock price on the date of the dividend payment. Dividend equivalent units will be determined after the end of the Performance Period and credited to your account at that time based on the performance-adjusted number of Units in your account. Dividend equivalent units will be calculated by taking the final performance- adjusted Units and calculating the dividend equivalent units for the first dividend payment date for the Performance Period. The resulting number of dividend equivalent units from the first dividend payment date will be added to the final performance-adjusted number of Units before calculating the dividend equivalent units for the second dividend payment date during the Performance Period. This process will be repeated for each subsequent dividend payment date during the Performance Period.

Performance Period    January 1, 2017 - December 31, 2019

Vesting Terms	You may not sell, gift, or otherwise transfer or dispose of any of the Units.

If you remain an active employee from the Date of Grant through the last day of the Performance Period, the number of Units that have vested as of the end of the Performance Period, if any, will be based on the achievement of the Performance Metrics set forth below. Except as set forth below, if you terminate employment after the Date of Grant but prior to the last day of the Performance Period, unvested Units will be forfeited.

Performance Metrics The final number of Units earned is based upon the Company’s Total Shareholder Return (TSR) relative to the TSR of a group of its peer companies.
The final overall Award is determined by multiplying the TSR Payout % by the Target Award.
Total Shareholder Return (TSR)

TSR represents the total return on a company’s common stock to an investor (stock price appreciation plus dividends).

TSR Percentile Ranking Goal	Percent of Target Award Earned
< 25th	0%
25th*	25% (threshold)
50th*	100% (target)
75th*	200% (maximum)
*Interim points are interpolated on a straight-line basis For this purpose, TSR is determined as follows:
TSR =        Change in Stock Price + Dividends Paid
Beginning Stock Price

•	Beginning Stock Price: average closing price of the Stock over the 20 trading days immediately prior to the first day of the Performance Period.

•	Ending Stock Price: average closing price of the Stock over the last 20 trading days of the Performance Period.

•	Change in Stock Price: difference between the Beginning Stock Price and the Ending Stock Price.

•
Dividends Paid: total of all dividends paid on one share of Stock during the applicable calendar quarter(s) during the Performance Period, provided that dividends shall be treated as though they are reinvested on day of payment based on closing price of the Stock on that day.

•	Based on the table above, the Company’s percentile rank in TSR against its peer companies is translated into a percentage (of target) payout for the Award.

Payment
As soon as practicable during your first taxable year ending after the last day of the Performance Period, vested Units (including dividend equivalent units accruing after the end of the Performance Period and prior to the payment date), if any, will be paid to you or your beneficiary (or estate if there is no beneficiary), as applicable, in one share of Stock for each whole Unit and a cash payment for any fraction of a Unit. The value of each fractional Unit will be based on the average high and low prices of Stock as reported on the Composite Tape of the New York Stock Exchange as of the effective date of payment.

Code Section 409A
The Units are intended to be exempt from or compliant with Code Section 409A and the U.S. Treasury Regulations relating thereto so as not to subject you to the payment of additional taxes and interest under Code Section 409A or other adverse tax consequences. In furtherance of this intent, the provisions of this Agreement will be interpreted, operated, and administered in a manner consistent with these intentions. The Committee may modify the terms of this Agreement, the Plan or both, without your consent, in the manner that the Committee may determine to be necessary or advisable in order to comply with Code Section 409A or to mitigate any additional tax, interest and/or penalties or other adverse tax consequences that may apply under Code Section 409A if compliance is not practical. This section does not create an obligation on the part of the Company to modify the terms of this Agreement or the Plan and does not guarantee that the Units or the delivery of shares of Stock upon vesting/settlement of the Units will not be subject to taxes, interest and penalties or any other adverse tax consequences under Code Section 409A. In no event whatsoever shall the Company be liable to any party for any additional tax, interest or penalties that may be im posed on you by Code Section 409A or any damages for failing to comply with Code Section 409A.

Termination
of Employment

Under 55/10 Rule
If you terminate employment after attainment of age 55 with at least 10 years of service and either (i) you are an active employee for six months following the Date of Grant or (ii) you have been notified by the Company or, if different, your employer (the “Employer”), that your employment with the Company or Employer will terminate because of either lack of work or divestiture to an entity less than 50% owned by DuPont, the Units will remain subject to the Vesting Terms and will be paid in accordance with the Payment provisions above. However, the number of Units will be prorated based on the number of months you were employed from the Date of Grant through the end of the Performance Period.

Due to Lack of Work, Divestiture to Entity Less Than 50% Owned by DuPont, Disability, or Death
If you terminate employment due to (i) disability; (ii) death; (iii) lack of work; or (iv) divestiture to an entity less than 50% owned by the Company, the Units will remain subject to the Vesting Terms and will be paid in accordance with the Payment provisions above. However, the number of Units will be prorated based on the number of months you were employed from the Date of Grant through the end of the Performance Period.

Due to Any Other Reason (such as voluntary termination)	Units will be forfeited as of the date on which you terminate employment.

Restricted Conduct    If you engage in any of the restricted conduct described in subparagraphs
(i) through (v) below for any reason, in addition to all other remedies in law and/or equity available to the Company: (1) you shall forfeit all Units (whether or not vested) and shall immediately pay to the Company, with respect to previously vested Units, a cash amount equal to the Fair Market Value of the Stock plus the cash payment for any fraction of a Unit received, without regard to any Tax-Related Items (as defined below) that may have been deducted from such amount; (2) the Company shall be entitled to monetary damages incurred as a result of such conduct; (3) the Company shall be entitled to injunctions, both preliminary and permanent, enjoining or restraining such conduct; and
(4) the Company shall be entitled to all reasonable sums and costs, including attorneys’ fees, incurred to defend or enforce the provisions of this Agreement.

For purposes of subparagraphs (i) through (v) below, “Company” shall mean E. I. du Pont de Nemours and Company and/or any of its Subsidiaries or Affiliates that have employed you or retained your services.

(i)Non-Disclosure of Confidential Information & Trade Secrets. During the course of your employment with the Company and thereafter, you shall not use or disclose, except on behalf of the Company and pursuant to the Company’s directions, any Company Confidential Information or Trade Secrets. Confidential Information and Trade Secrets are items of information relating to the Company, its products, services, customers, and employees that are of great competitive value to the Company, which have been or will be disclosed to you or of which you have or will become aware as a consequence of your relationship with the Company, which are not generally known or available to the general public or the Company’s competitors, and which have been developed, compiled, or acquired by the Company at its great effort and expense. “Confidential Information” includes, but is not limited to: (a) financial and business information, such as information with respect to costs, commissions, fees, profits, sales, sales margins, capital structure, operating results, borrowing arrangements, strategies and plans for future business, pending projects and proposals, and potential acquisitions or divestitures; (b) product and technical information, such as new and innovative ideas, research and development projects, investigations, new business development, trademarks and brand names under development, sketches, plans, drawings, prototypes, methods, procedures, experimental and testing results, devices, machines, equipment, data processing programs, software, software codes, and computer models; (c) marketing information, such as new marketing ideas, strategies, initiatives, business plans, markets, and mailing lists; (d) customer and prospective customer information, such as the identity of the Company’s customers and prospective customers, their names, the names of representatives of the Company’s customers and prospective customers responsible for entering into contracts with the Company, the financial arrangements between the Company and its customers, the existence and terms of contracts with customers or any future contracts with customers or prospective customers, specific needs, requirements, and preferences of customers, and leads and referrals to certain prospective customers; and (e) personnel information, such as the identity and number of the Company’s other employees, consultants and contractors, their salaries, bonuses, benefits, skills, qualifications, and abilities (information in this item (e) is referred to as “Personnel Information”). In addition, Confidential Information shall include combinations, compilations, or aggregations of individual facts, components, or units of information that are in whole or in part publicly known, unless such combination, compilation, or aggregation of those facts is itself publicly known. “Trade Secrets” are items of Confidential Information that meet the requirements of applicable trade secret law. Confidential Information and Trade Secrets can be in any form, including, without limitation, oral, written, or machine readable, including electronic files.

(ii)Limited Use of Confidential Information and Trade Secrets. Notwithstanding any of the foregoing to the contrary, nothing in this Agreement prohibits Employee from filing a charge with or participating, testifying, or assisting in any investigation, hearing, whistleblowing proceeding, or other proceeding before any federal, state, or local government agency (e.g., EEOC, NLRB, SEC, etc.). In addition, under the federal Defend Trade Secrets Act of 2016, Employee shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that: (a) is made (i) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (b) is made to Employee’s attorney in relation to a lawsuit for retaliation against

Employee for reporting a suspected violation of law; or (c) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.

(iii)Non-Solicitation of and Non-Interference with Employees. While you are employed by the Company and for a period of one (1) year after your employment ends, whether voluntarily or involuntarily, you shall not, either on your own account or on behalf of any other individual or entity, directly or indirectly solicit or induce any employee of the Company to work for any other individual or entity, or otherwise cause any employee of the Company to leave employment with or service to the Company or diminish his or her services to the Company. This restriction shall apply only to current employees of the Company and any former employees of the Company with whom you came into contact during your employment with the Company. For purposes of this Section, the term “current” with respect to employees of the Company refers to those individuals who are employed or associated with the Company at the time of their solicitation, hiring, or inducement to leave the Company.

(iv)Non-Solicitation and Non-Service of Customers. During your employment and for a period of one (1) year after your employment with the Company ends, whether voluntarily or involuntarily, you will not directly or indirectly solicit customers of the Company for the purpose of selling or providing any competing product or service offered by the Company for which you had responsibility during the two (2) years preceding your termination of employment with the Company. This restriction shall apply only to those customers of the Company: (a) with whom you had personal contact within the last one (1) year of your employment, or (b) about whom you learned Confidential Information or Trade Secrets during the last one (1) year of your employment with the Company. For the purposes of this Section, the term “contact” means interaction between you and the customer or prospective customer that takes place to further the business relationship with, make sales to, or perform services for the customer on behalf of the Company.

(v)Non-Competition. During your employment and for a period of one (1) year after your employment with the Company ends, whether voluntarily or involuntarily, you will not, without the express written consent of the President of the Company or his or her designee, directly or indirectly perform the same or similar duties that you performed for the Company during the two (2) years preceding the termination of your employment, for any Competing Business. A “Competing Business,” as used in this Agreement, means any individual or entity that develops, manufactures, sells, and/or distributes a product or service that competes directly or indirectly with those products or services offered by the Company, and: (a) which Employee had responsibility for or worked with in the last two (2) years of Employee’s employment, or (b) about which Employee acquired knowledge of or access to Confidential Information and Trade Secrets in the last two (2) years of Employee’s employment. In recognition of the international nature of the Company’s business, which includes the sale of its products and services globally, this restriction shall apply to each state or territory of the United States of America, and each country of the world outside of the United States of America, in which the Employee was employed or had responsibility within the last two (2) years of Employee’s employment. Notwithstanding any of the foregoing to the contrary, if Employee is employed by the Company in Georgia, Louisiana, or South Dakota, then the geographic scope of this restriction is limited to the counties, municipalities, and/or parishes in which Employee worked for the
Company, and all directly adjacent counties, municipalities, and/or parishes within the same state.

The restrictive periods set forth in this Restricted Conduct section shall not expire and shall be tolled during any period in which you are in violation of such restrictive periods; and therefore, such restrictive periods shall be extended for a period equal to the duration of your violations thereof.

You further acknowledge and agree that any breach, material or otherwise, of this Agreement or any other agreement between Company and you shall not excuse your performance under this Agreement, including your obligation to honor the restrictions set forth in this section.

You further agree that you will promptly disclose the existence of the post- employment restrictions contained herein to all subsequent employers and/or prospective employers until all such covenants have expired.

The Restricted Conduct set forth herein is in addition to, and not in place of, any contractual requirements that may govern your obligations to the Company during and after your employment.

Recoupment Policy	This Award shall be subject to the Company’s Incentive Compensation Clawback Policy (as it may be amended from time to time), the terms of which are incorporated herein by reference.

Repayment/

Forfeiture
Any benefits you may receive hereunder shall be subject to repayment or forfeiture as may be required to comply with the requirements of the U.S. Securities and Exchange Commission or any applicable law, including the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act, or any securities exchange on which the Stock is traded, as may be in effect from time to time.

Deferral	If you are an officer of the Company, you may defer the settlement of this Award in accordance with the procedures established by the Company for that purpose.

Withholding
You acknowledge that the Company and/or your employer (the “Employer”) (1) make no representations or undertakings regarding the treatment of any income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Plan and legally applicable to you (“Tax-Related Items”) in connection with any aspect of the Units, including, but not limited to, the grant, vesting or settlement of the Units, the subsequent sale of shares of Stock acquired pursuant to such settlement and the receipt of any dividends and/or any dividend equivalent units; and (2) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Units to reduce or eliminate your liability for Tax-Related Items or achieve any particular tax result. Further, if you are subject to Tax-Related Items in more than one jurisdiction, the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax- Related Items in more than one jurisdiction.

Prior to any relevant taxable or tax withholding event, as applicable, you agree to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, you authorize the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax- Related Items by one or a combination of the following: (i) withholding from your wages or other cash compensation paid to you by the Company and/or the Employer; or (ii) withholding from proceeds of the sale of shares of Stock acquired upon settlement of the Units either through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf pursuant to this authorization without further consent); or (iii) withholding in shares of Stock to be issued upon settlement of the Units.

If the obligation for Tax-Related Items is satisfied by withholding in shares of Stock, for tax purposes, you are deemed to have been issued the full number of shares of Stock subject to the vested Units, notwithstanding that a number of the shares of Stock are held back solely for the purpose of paying the Tax-Related Items.

Finally, you agree to pay to the Company or the Employer, any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of your participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the shares or the proceeds of the sale of shares of Stock, if you fail to comply with your obligations in connection with the Tax-Related Items.

Notwithstanding anything in this section to the contrary, to avoid a prohibited acceleration under Code Section 409A, if shares of Stock subject to the Units will be withheld (or sold on your behalf) to satisfy any Tax Related Items arising prior to the date of settlement of the Units for any portion of the Units that is considered nonqualified deferred compensation subject to Code Section 409A, then the number of shares withheld (or sold on your behalf) shall not exceed the number of shares that equals the liability for Tax-Related Items.

Severability	The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

Waiver
You acknowledge that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by you or any other participant.

Imposition of Other

Requirements	The Company reserves the right to impose other requirements on your participation in this Agreement, on the Units and on any shares of Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.